SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  April 1, 2008


                         TRYCERA FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Charter)


           NEVADA                  000-30872                  33-0910363
----------------------------      ------------           -------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)           Identification No.)


2560 E. Chapman Avenue, Suite 404, Orange, CA                      92689
---------------------------------------------                    ----------
  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Former Address:  18023 East Sky Park Circle, Suite G, Irvine, CA  92614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

     Trycera Financial, Inc. has entered into a non-binding letter of intent with US Social Scene, Inc., a Nevada corporation, in which such entity would acquire an 85% interest in our company. A copy of the letter of intent is included as an exhibit to this filing.

Item 9.01 Exhibits

     99.1 Non-Binding Letter of Intent dated April 1, 2008, with US Social Scene, Inc.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Trycera Financial, Inc.

Date:  April 3, 2008                         By /s/ Bryan Kenyon
                                                Bryan Kenyon, President



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